                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "AGREEMENT") is entered into as of the 2nd day of October 2000, by and among SAIFUN SEMICONDUCTORS LTD., an Israeli company No. 51-239733-2, having its main place of business at the Topper Building, 65 Hamelacha St., Industrial Zone South, Netanya 42504, Israel (the "COMPANY"), Mr. Boaz Eitan, I.D. 968604, whose address is at 4 Dakar St., Raanana (the "FOUNDER"), and those other entities listed in SCHEDULE A (collectively referred to as "INVESTORS" and each one as "INVESTOR").

          THE COMPANY AND THE INVESTORS COVENANT AND AGREE AS FOLLOWS:

1.   DEFINITIONS

     Unless otherwise noted, defined terms shall have the definitions assigned to them in the Shareholders Rights Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

     1.1. The term "Preferred Shares" means the Class A Preferred Shares and the Class B Preferred Shares of the Company.

     1.2. The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document, or equivalent events under the laws of another jurisdiction.

     1.3. The term "Registrable Securities" means the Ordinary Shares presently held or hereinafter acquired by the Holders as such, Ordinary Shares resulting from the conversion of Preferred Shares, all Ordinary Shares issued by the Company in respect of any of the aforementioned shares including stock dividends or recapitalizations, and all Ordinary Shares that the Investors may hereafter purchase pursuant to any option or other right or agreement or pursuant to exercise of preemptive rights or rights of first refusal.

     1.4. The term "Holder" means any of the holders of the Preferred Shares, and their Permitted Transferees and assignees.

     1.5. The term "Securities Act" means the U.S. Securities Act of 1933, as amended, or equivalent law/s of another jurisdiction.

     1.6. The term "Public Corporation" means a corporation which has a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or equivalent law/s of another jurisdiction, or which is required to file periodic reports pursuant to Section 15(d) of the 1934 Act or such equivalent law/s.

     1.7. The term "SEC" means the United States Securities and Exchange Commission, or equivalent authority under the law/s of another jurisdiction.

     1.8. The term "Initiating Holders" means Holders holding thirty-three percent (33%) or more of the Registrable Securities, assuming for purposes of such determination the conversion of all shares convertible into Registrable Securities.

2.   DEMAND REGISTRATION

     2.1. At any time after nine (9) months following the closing of an IPO, the Initiating Holders may request in writing that all or part of their Registrable Securities be registered for trading on any securities exchange on which the Company's shares are otherwise traded. Any request under this Section 2 must include not less than that number of shares of Registrable Securities which would result in an anticipated aggregate offering price, net of underwriting discounts and commissions, greater than five million dollars ($5,000,000) (or if on Form F-3 Registration - five hundred thousand US dollars ($500,000)).

     2.2. Within 20 days after receipt of any such request, the Company shall give written notice of such request to the other Holders and to the other shareholders of the Company, and shall include in such registration all Registrable Securities held by all the Holders and other shareholders who wish to participate in such demand registration and who provide the Company with written requests for inclusion therein within 15 days after the receipt of the Company's notice. Thereupon, the Company shall effect the registration of all Registrable Securities and other shares as to which it has received requests for registration for trading on the securities exchange specified in the request for registration.

          However, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, or if there shall be any other limitation on the number of shares which the Company may register, then 80% of the quantity available for registration will be allocated to the Holders (to be allocated between those Holders participating in the registration, pro-rata to the respective number of Registrable Securities requested by each Holder to be included in the registration) and 20% will be allocated to the other shareholders (to be allocated between those shareholders participating in the registration - pro-rata to the respective number of shares requested by each of them to be included in the registration).

     2.3. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2 a certificate signed by the Chairman of the Company stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right, not more than once in every 12-month period, to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders.

     2.4. The Company shall not be required to effect more than two (2) registrations under this Section 2 (and with respect to F-3 registrations - an unlimited number of such registrations).

3.   INCIDENTAL (PIGGYBACK) REGISTRATION

     3.1. If the Company at any time proposes to register any of its securities (other than a registration of securities to be offered to employees pursuant to an employee benefit plan on form S-8 or a registration in connection with an exchange offer or any acquisition and other than in a demand registration under Section 2 of this Agreement), it shall give notice to the Holders and to the other shareholders in each such case of such intention. Upon the written request of any Holder and any other shareholder given within twenty (20) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Securities and the other shares indicated in such request, so as to permit the disposition of the shares so registered.

     3.2. Notwithstanding any other provision of this Section 3, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, or if there shall be any other limitation on the number of shares which the Company may register, then first the registration will include all of the shares the Company proposes to register, and then, of the remaining, if any, shares to be underwritten, 80% of the quantity available for registration will be allocated to the Holders (to be allocated between those Holders participating in the registration, pro-rata to the respective number of Registrable Securities requested by each Holder to be included in the registration and 20% will be allocated to the other shareholders (to be allocated between those shareholders participating in the registration, pro-rata to the respective number of shares requested by each of them to be included in the registration).

     3.3. The Company shall be required to effect an unlimited number of piggyback registrations under this Section 3.

4.   OBLIGATIONS OF THE COMPANY

     Whenever required under this Agreement to file a registration statement with respect to the Registrable Securities or other shares, the Company shall use its best efforts to comply, as expeditiously as reasonably possible, with the provisions of the following sub-sections.

     4.1. The Company will prepare and file with the SEC a registration statement with respect to such Registrable Securities and other shares and use its best efforts to cause such registration statement to become effective, and keep such registration statement current and effective for up to one hundred and twenty (120) days.

     4.2. The Company will prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

     4.3. The Company will furnish to the Holders and the other shareholders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     4.4. The Company will register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders.

     4.5. In the event of any underwritten public offering, the Company will enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. Each Holder and other shareholder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     4.6. The Company will cause all Registrable Securities and other shares registered pursuant thereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     4.7. The Company will provide a transfer agent and registrar for all Registrable Securities and other shares registered pursuant hereunder and a CUSIP number for all such Registrable Securities and other shares not later than the effective date of such registration.

     4.8. The Company will furnish, at the request of any Holder and any other shareholder requesting registration of Registrable Securities and other shares pursuant to Section 3, on the date that such Registrable Securities and other shares are delivered to the underwriters for sale in connection with a registration pursuant to Section 3 (if such securities are being sold through underwriters), or on the date that the registration statement with respect to such securities becomes effective (if such securities are not being sold through underwriters), the following documents: (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (iii) such other documents as may reasonably be requested by the underwriters.

     4.9. The Company shall endeavor to assist the Holders in selling their Registrable Securities, according to the applicable laws, without imposing on the Company any legal expenses, except for those specifically set forth herein.

     4.10 the Agreement shall terminate at the fifth (5) anniversary as of the IPO.

5.   INFORMATION

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders and the other shareholders shall furnish to the Company such information regarding themselves, the Registrable Securities and the other shares held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities and other shares.

6.   EXPENSES OF REGISTRATION

     All expenses incurred in connection with any registration pursuant to this Agreement (excluding underwriter's commissions and fees or any fees of others employed by a selling Holder and other shareholder, but including reasonable fees of one counsel chosen by the majority of selling Holders), including without limitation all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel and auditors for the Company, shall be borne by the Company.

7.   UNDERWRITING REQUIREMENTS

     7.1. In connection with any offering involving an underwriting of securities being issued by the Company, the Company shall not be required under Section 2 or Section 3 to include any of the Holders' and the other shareholders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters.

     7.2. In the case of any registration effected pursuant to Section 2 above, the majority of the Holders participating shall have the right to designate the managing underwriter(s) in any underwritten offering, provided that such managing underwriter(s) shall be either one of the Lead Underwriter or Co-Manager in the Company's IPO or an underwriter which is among the 20 leading underwriting firms as measured by revenues.

     7.3. In case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering.

8.   INDEMNITIES

     8.1. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or any state securities law or regulation, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following events, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will further reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in a connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

     8.2. To the extent permitted by law, each selling Holder (only with respect to itself) will indemnify and hold harmless the Company, each of its directors and officers, any underwriter (as defined in the Securities
          Act) for the Company, each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the 1934 Act, and any other Holder selling securities in such registration statement or any of its directors of officers or any person who controls such Holder against any losses, claims, damages, or liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, any person who controls the Company, any underwriter or controlling person of any such underwriter, any such other Holder and its officers, directors or controlling persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided further that the obligations of each selling Holder hereunder shall be limited to an amount equal to the proceeds of each such selling Holder of the shares sold by such selling Holder pursuant to such registration.

     8.3. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and (to the extent the indemnifying party so desires) jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 8, and will not relieve such indemnifying party of his liability to the extent that his position with regard to the claim to be so indemnified by him was not prejudiced by the failure or delay to give prompt notice.

9.   REPORTS UNDER THE 1934 ACT

     If the Company is a Public Corporation, then with a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration form which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC, the Company agrees to:

     9.1. Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

     9.2. File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

     9.3. Furnish to any Holder so long as the Holder owns any Registrable Securities forthwith upon reasonable request (i) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration or pursuant to such form.

10.  LOCK-UP

     In any registration of the Company's shares, all Holders and the Founder agree to abide by such customary "Lock Up" period of up to one hundred and eighty (180) days following the IPO, as may be required by the underwriter of such registration of shares.

11.  ASSIGNMENT OF REGISTRATION RIGHTS

     Any of the Holders may assign its rights to cause the Company to register shares pursuant to this Registration Rights Agreement to a transferee of all or any part of its Registrable Securities. The transferor shall, within twenty (20) days after such transfer, furnish the Company with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned, and the transferee's written agreement to be bound by this Registration Rights Agreement.

12.  RIGHTS THAT MAY BE GRANTED TO SUBSEQUENT INVESTORS

     In the event that the Company shall grant to subsequent investors in the Company rights of registration which are on better terms and conditions to such investors, or preferential to the Holders' rights hereunder, the Holders shall be entitled to the same better or preferential registration rights hereunder with no further action required unless agreed otherwise by a 2/3 majority of the Holders.

13.  REGISTRATIONS OUTSIDE THE US

     The provisions hereof shall also apply in connection with any registration, listing or public offering of the Company's securities outside of the U.S., mutatis mutandis.

14.  ACCEPTANCE OF TERMS

     14.1. As concerning Clauses 8, 9, 10 and 11 hereof, the term "Holder" shall include any other shareholder who requests registration of securities held by it/him.

     14.2. Any request for registration made by any Holder or other shareholder pursuant to this Agreement, shall be interpreted to mean that the requesting party accepts and agrees to all the terms and conditions of this Agreement; and the Company will not be required to affect registration of the securities held by any requesting party unless such party confirms in writing its acceptance of and agreement to the terms and conditions of this Agreement, if so required by the Company.

     14.3. This Registration Rights Agreement cancels and supercedes that certain Registration Rights Agreement signed between the Company and certain Investors (as defined thereunder), dated March 24, 1998.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date first hereinabove set forth.


/s/ Boaz Eitan
-------------------------------------
Saifun Semiconductors Ltd.


By: Boaz Eitan
    ---------------------------------
Title: CEO and President
Date: 4/10/2000

IN WITNESS WHEREOF the parties have signed this Agreement as of the date first hereinabove set forth.

NAME OF SHAREHOLDER                     SIGNATURE
-------------------                     ---------


Boaz Eitan                              By: /s/ Boaz Eitan
                                            ------------------------------------
                                        Date: 2/10/2000


Shaul,Yael and Anat Ltd.                By: /s/ Boaz Eitan
                                            ------------------------------------
                                        Date: 2/10/2000


Roni, Eran and Adi Ltd.                 By: /s/ Boaz Eitan
                                            ------------------------------------
                                        Date: 2/10/2000


Shikmat Eitan Ltd.                      By: /s/ Boaz Eitan
                                            ------------------------------------
                                        Date: 2/10/2000


Notziz Atuf Ltd.                        By: /s/ Boaz Eitan
                                            ------------------------------------
                                        Date: 2/10/2000


Deboranit Ha'horesh Ltd.                By: /s/ Boaz Eitan
                                            ------------------------------------
                                        Date: 2/10/2000


Doron Latzer (in trust for employees
& Ass)                                  By: /s/ Doron Latzer
                                            ------------------------------------
                                        Date: 3/10/00


Tower Semiconductor Ltd.                By: /s/ [illegible]
                                            ------------------------------------
                                        Date: 4/10/00



STI Venture Fund Ltd.                   By: /s/ Jeffrey Levine
                                            ------------------------------------
                                        Date:
                                              ----------------------------------


P.L.E  1997 Ltd.                        By: /s/ Doron Latzer
                                            ------------------------------------
                                        Date: 3/10/00


Gemini Israel II Parallel Fund L.P.     By: /s/ David Cohen / Yossi Sela
                                            ------------------------------------
                                        Date: October 3, 2000


Gemini Israel II  L.P.                  By: /s/ David Cohen / Yossi Sela
                                            ------------------------------------
                                        Date: October 3, 2000


Advant PGGM Gemini L.P.                 By: /s/ David Cohen / Yossi Sela
                                            ------------------------------------
                                        Date: October 3, 2000


Targa Capital Ltd.                      By: /s/ Robert Immerman
                                            ------------------------------------
                                        Date: October 3, 2000


Partners Financial Managers Inc.        By: /s/ Ami Rasiel
                                            ------------------------------------
                                        Date: Oct. 3rd 2000


Mallard Investments L.P.                By: /s/ Timothy Waliger
                                            ------------------------------------
                                        Date: Oct. 3rd 2000


Samro B.V.                              By: /s/ Sylvan (Shmuel) Branchfeld
                                            ------------------------------------
                                        Date: 10/3/00



Gemini Partners Investors L.P.          By: /s/ Yossi Sela
                                            ------------------------------------
                                        Date: October 3, 2000


K.T. Concord Ventures Fund (Cayman)     By: /s/ Matty Karp
L.P.                                        ------------------------------------
                                        Date: 10/3/00


K.T. Concord Ventures Funds (Israel)
L.P.                                    By: /s/ Matty Karp
                                            ------------------------------------
                                        Date: 10/3/00


Deaneary Investments Ltd.               By: /s/ Haim Rabinovich
                                            ------------------------------------
                                        Date: 3/10/05


Aftis Technology Investments Ltd.       By: /s/ Haim Rabinovich
                                            ------------------------------------
                                        Date: 3/10/05


Lorentech Technologies Ltd.             By: /s/ Haim Rabinovich
                                            ------------------------------------
                                        Date: 3/10/05


York Holdings Group Ltd.                By: /s/ Haim Rabinovich
                                            ------------------------------------
                                        Date: 3/10/05


L.U.D.O. (Holdings) Ltd.                By: /s/ Haim Rabinovich
                                            ------------------------------------
                                        Date: 3/10/05



Moritz Israeli Investments Ltd.         By: /s/ Haim Rabinovich
                                            ------------------------------------
                                        Date: 3/10/05


Novick Israeli Investments Ltd.         By: /s/ Haim Rabinovich
                                            ------------------------------------
                                        Date: 3/10/05


Virtgotech Ltd.                         By: /s/ Haim Rabinovich
                                            ------------------------------------
                                        Date: 3/10/05


Alumot Technology Investments Ltd.      By: /s/ Haim Rabinovich
                                            ------------------------------------
                                        Date: 3/10/05


Kanfei Zahav Investment Company Ltd.    By: /s/ Kolish
                                            ------------------------------------
                                        Date:
                                              ----------------------------------


T.B.S. Group Ltd.                       By: /s/ Haim Rabinovich
                                            ------------------------------------
                                        Date: 3/10/05


Gad Shilo                               By: /s/ Gad Shiloh
                                            ------------------------------------
                                        Date: 4/10/00


Yehosua Givon                           By: /s/ Yehosua Givon
                                            ------------------------------------
                                        Date: 4/10/00



Yesha Primas                            By: Yesha Primas
                                            ------------------------------------
                                        Date: 3 Oct. 2000


Bank Hapoalim                           By: /s/ [illegible]
                                            ------------------------------------
                                        Date: October 5, 2000


Clal Electronics Industries Ltd.        By: /s/ [illegible]
                                            ------------------------------------
                                        Date:
                                              ----------------------------------


M-Systems Flash Disk Pioneers Ltd.      By: /s/ [illegible]
                                            ------------------------------------
                                        Date: Oct. 2, 2000


Gemini Israel III LP                    By: /s/ David Cohen / Yossi Sela
                                            ------------------------------------
                                        Date: October 3, 2000


Infineon Technologies AG                By: /s/ [illegible]
                                            ------------------------------------
                                        Date: October 5, 2000


BAS Capital Funding Corporation         By: /s/ [illegible]
                                            ------------------------------------
                                        Date: October 2, 2000


Morgan Stanley Dean Witter Equity
Funding Inc.                            By: /s/ James T. Keane
                                            ------------------------------------
                                        Date: 10/2/00


Microdent Ltd.                          By: /s/ [illegible]
                                            ------------------------------------
                                        Date: 3/10/05



Samal Investments Ltd.                  By: /s/ Wiegel
                                            ------------------------------------
                                        Date: 3/10/00


Neon Holdings Ltd.                      By: /s/ Manacor S.A.
                                            ------------------------------------
                                        Date: 4/10/00


Pre-Seed hi-tech Investment             By: /s/ Yochanan Korman
                                            ------------------------------------
                                        Date: 3/10/00


M. Cohen                                By: /s/ Yochanan Korman
                                            ------------------------------------
                                        Date: 3/10/00